Exhibit 99.1

Helbiz Expands into the Turin Suburb of Collegno

Advances strategy to connect service between suburbs and provincial capitals

Turin, March 10, 2021 - Helbiz, a global leader in micro-mobility that is the business combination target of GreenVision Acquisition Corp. (Nasdaq: GRNV), announced the launch of its e-scooter fleet in Collegno, the first municipality in the metropolitan area of Turin. Beginning today, under a five-year renewable permit, Helbiz will provide residents and visitors access to a fleet of 150 electric scooters within an operational area of about 9 km2.

Renting a Helbiz e-scooter is easy and convenient. A rider will first download the free Helbiz mobile application for Android and iOS phones. After using the app to locate a nearby scooter, the rider unlocks it by scanning the QR code located on the handlebars. At the end of the ride, the scooter is parked in the designated area indicated on the map in the app. The city requires designated parking to ensure availability for other riders without creating an obstacle to traffic.

Helbiz is known for its attractive pricing, which will be offered to riders in Collegno: €1 for the initial release + €0.20 per minute for rides. As an alternative, regular riders can take advantage of Helbiz UNLIMITED, a subscription-style flat rate of €29.99 per month that allows an unlimited number of daily trips of up to 30 minutes (at least 20 minutes apart).

“Entering Collegno demonstrates our commitment to expanding urban micro-mobility solutions and reinforces our dedication to creating seamless service for all the municipalities in a metropolitan area. Dense cities have the greatest need for fast, economic and efficient means of transport,” said Luca Santambrogio, Country Manager of Helbiz Italia. “We look forward to working collaboratively with large cities and neighboring municipalities to support the transportation needs of thousands of citizens.”

Helbiz’s arrival in Collegno strengthens its presence in the region of Piedmont, where it is already present in Turin with 500 e-scooters and 2,000 e-bikes.

For additional information, please visit www.helbiz.com.

About GreenVision Acquisition Corp.

GreenVision Acquisition Corp. is a newly organized special purpose acquisition company formed under the laws of the State of Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

About Helbiz

Helbiz is a global leader in micro-mobility services. Launched in 2016 and headquartered in New York City, the company operates e-scooters, e-bicycles and e-mopeds in over 30 cities around the world including Washington, D.C., Alexandria, Arlington, Atlanta, Miami, Milan and Rome. Helbiz utilizes a customized, proprietary fleet management platform, artificial intelligence and environmental mapping to optimize operations and business sustainability. Helbiz announced on February 8, 2021 it has entered into a merger agreement with GreenVision Acquisition Corp. (Nasdaq: GRNV) (“GreenVision”) a SPAC, which, upon closing, will result in Helbiz becoming the first micro-mobility company listed on Nasdaq.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from the Company’s or GreenVision’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the ability of the Company to meet Nasdaq listing standards following the transaction and in connection with the consummation thereof; (iii) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or the stockholders of GreenVision or other reasons; (iv) the failure to meet the minimum cash requirements of the Merger Agreement due to GreenVision stockholder redemptions and the failure to obtain replacement financing; (v) the failure to meet projected development and production targets; (vi) costs related to the proposed transaction; (vii) changes in applicable laws or regulations; (viii) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (ix) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (x) the effect of the COVID-19 pandemic on the Company and GreenVision and their ability to consummate the transaction; and (xi) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by the Company. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in GreenVision’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. GreenVision’s SEC filings are available publicly on the SEC’s website at www.sec.gov. Any forward-looking statement made by us in this press release is based only on information currently available to GreenVision and Helbiz and speaks only as of the date on which it is made. GreenVision and Helbiz undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination, GreenVision will file a proxy statement with the SEC. Additionally, GreenVision will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of GreenVision are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release. GreenVision’s stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available as well as other documents filed with the SEC by GreenVision, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, New York 10019.

Participants in Solicitation

GreenVision and its directors and officers may be deemed participants in the solicitation of proxies of GreenVision’s shareholders in connection with the proposed business combination. Helbiz and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of GreenVision’s executive officers and directors in the solicitation by reading GreenVision’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of GreenVision’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

Non-Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

For investor and media inquiries, contact:

USA	ITALY

The Blueshirt Group Gary Dvorchak, CFA Phone: +1 (323) 240-5796 Email: gary@blueshirtgroup.com	Helbiz Investor Relations investor.relations@helbiz.com

Agent of Change Marcy Simon Phone: +1 (917) 833-3392 Email: marcy@agentofchange.com

MY PR
tel. +39 02 54123452

Giorgio Cattaneo - tel. 335 7053742 email: giorgio.cattaneo@mypr.it
Marcella Vezzoli - tel. 337 1313471 email: marcella.vezzoli@mypr.it

Fabio Micali - tel. 340 8758736 email: fabio.micali@mypr.it

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